(RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14 (a) of
             the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
      Definitive additional materials
      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE INVESTMENT TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                             TOUCHSTONE INVESTMENTS
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

Dear Valued Customer:

The proxy statement that accompanies this letter describes a proposal to elect members to the Board of Trustees for each of the four Touchstone Trusts. You are being asked to vote on the proposal. The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

The proxy statement contains details about each of the Trustees and the Board of Trustees in general that are important for you to know. I urge you to take the time to review it carefully. Your vote is important regardless of how many shares you own.

Enclosed is a proxy statement that provides detailed information about these important matters. Please read the proxy carefully and cast your vote promptly using the enclosed card and potage-paid envelope, by phone using the toll-free number or via the Internet. Your vote is important to us.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust
Touchstone Strategic Trust
Touchstone Tax Free Trust
Touchstone Variable Series Trust

                           TOUCHSTONE INVESTMENT TRUST
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202

                           TOUCHSTONE HIGH YIELD FUND
                            TOUCHSTONE CORE BOND FUND
                          TOUCHSTONE MONEY MARKET FUND
                  TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND
           TOUCHSTONE INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on February 15, 2005

To the Shareholders of Touchstone Investment Trust:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Investment Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio, 45202 on February 15, 2005 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

      1.    To elect 9 Trustees to the Touchstone Investment Trust.

      The Board of Trustees has fixed the close of business on December 17, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                              By order of the Board of Trustees

                                              /s/ Tina H. Bloom

                                              Tina H. Bloom
                                              Secretary


December 17, 2004

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                           TOUCHSTONE INVESTMENT TRUST
                           TOUCHSTONE STRATEGIC TRUST
                            TOUCHSTONE TAX-FREE TRUST
                        TOUCHSTONE VARIABLE SERIES TRUST

                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 15, 2005

                   ------------------------------------------
                                 PROXY STATEMENT
                    -----------------------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Touchstone Investment Trust, the Touchstone Strategic Trust, the Touchstone Tax-Free Trust and the Touchstone Variable Series Trust (each a "Trust" and collectively the "Trusts") for use at the special meeting of shareholders to be held at 10:00 a.m. on February 15, 2005 (the "Meeting") and any adjournment(s) there of. The Meeting will be held at the offices of the Trusts, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 for the purpose of electing trustees to the Board.

This Proxy Statement is furnished to the shareholders of each specific Trust as follows:

      o The Touchstone Investment Trust, which consists of the Touchstone Core Bond Fund, the Touchstone High Yield Fund, the Touchstone Institutional U.S. Government Money Market Fund, the Touchstone Money Market Fund, and the Touchstone U.S. Government Money Market Fund (each a "Fund", and collectively the "Funds").

      o The Touchstone Strategic Trust, which consists of the Touchstone Emerging Growth Fund, the Touchstone Growth Opportunities Fund, the Touchstone Large Cap Core Equity Fund, the Touchstone Large Cap Growth Fund, the Touchstone Micro Cap Growth Fund, the Touchstone Small Cap Growth Fund, and the Touchstone Value Plus Fund (each a "Fund", and collectively the "Funds").

      o The Touchstone Tax-Free Trust, which consists of the Touchstone California Tax-Free Money Market Fund, the Touchstone Florida Tax-Free Money Market Fund, the Touchstone Ohio Insured Tax-Free Fund, the Touchstone Ohio Tax-Free Money Market Fund, and the Touchstone Tax-Free Money Market Fund (each a "Fund", and collectively the "Funds").

o The Touchstone Variable Series Trust, which consists of the Touchstone Baron Small Cap Fund, the Touchstone Emerging Growth Fund, the Touchstone Third Avenue Value Fund, the Touchstone Eagle Capital Appreciation Fund, the Touchstone Enhanced Dividend 30 Fund, the Touchstone Value Plus Fund, the Touchstone Growth & Income Fund, the Touchstone Balanced Fund, the Touchstone High Yield Fund, the Touchstone Core Bond Fund, the Touchstone Money Market Fund, the Touchstone Conservative ETF Fund, the Touchstone Moderate ETF Fund, the Touchstone Aggressive ETF Fund, and the Touchstone Enhanced ETF Fund (each a "Fund", and collectively the "Funds").

This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about December 27, 2004 or as soon as practicable thereafter.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trusts. ALAMO Direct has been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately $180,000.00. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the meeting will be borne by the Funds of each Trust, allocated based on the number of shareholder accounts in each fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trusts, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified on the Proxy.

A majority of the outstanding shares of each Trust must be present in person or by proxy to constitute a quorum for the transaction of business for each respective Trust. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.

A copy of each Trust's annual report and unaudited semi annual report (for their respective year ends as listed below) is available free of charge on the Touchstone Funds website, www.touchstoneinvestments.com or by calling 800-543-0407.

        Touchstone Investment Trust Fiscal year ended September 30, 2004
           Touchstone Strategic Trust Fiscal year ended March 31, 2004
            Touchstone Tax-Free Trust Fiscal year ended June 30, 2004
      Touchstone Variable Series Trust Fiscal year ended December 31, 2003

                              SUMMARY OF PROPOSALS

Shareholders of record of the Funds within the Touchstone Investment Trust, Touchstone Strategic Trust and Touchstone Tax-Free Trust at the close of business on December 17, 2004 (the "Record Date") will be entitled to one vote per share of each full share of the Trust, with proportionate voting for fractional shares.

Shareholders of record of the Funds within the Touchstone Variable Series Trust at the close of business on the Record Date will be entitled to one vote for each dollar of net asset value of such series and each fractional dollar amount shall be entitled to a proportionate fractional vote.

                                  REQUIRED VOTE
APPROVAL OF PROPOSAL 1 REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF EACH TRUST VOTING IN PERSON OR BY PROXY AT THE MEETING. SHARES REPRESENTED BY PROXIES THAT REFLECT ABSTENTIONS OR BROKER NON-VOTES WILL BE COUNTED AS SHARES THAT ARE PRESENT AND ENTITLED TO VOTE ON THE MATTER FOR PURPOSES OF DETERMINING THE PRESENCE OF A QUORUM.

                        BOARD OF TRUSTEES RECOMMENDATION
ON NOVEMBER 18, 2004, THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, MET TO REVIEW PERTINENT INFORMATION ON THE NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES AND UNANIMOUSLY DETERMINED TO NOMINATE RICHARD
L. BRENAN AND DONALD C. SIEKMANN TO SERVE ON THE BOARD, SUBJECT TO THE REQUIRED SHAREHOLDER APPROVAL. THE BOARD OF TRUSTEES OF THE TRUSTS RECOMMENDS THAT EACH NOMINEE LISTED BELOW BE ELECTED TO SERVE AS A TRUSTEE UNTIL HE OR SHE CEASES TO BE A TRUSTEE.

                        PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, the following number of Trustees will be elected for each Trust.

         Touchstone Investment Trust        9 Trustees
         Touchstone Strategic Trust         9 Trustees
         Touchstone Tax- Free Trust         9 Trustees
         Touchstone Variable Series Trust   10 Trustees

The vote of a plurality of a Trust's shares represented at the Meeting is required for the election of Trustees. As a Massachusetts business trust, the Trusts are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees.
Once elected, each Trustee shall serve until the age of 75, or until he or she resigns or is removed as a Trustee.

Although the Trusts will not normally hold annual meetings of its shareholders, they may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Trusts' Declaration of Trusts. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. Except for Richard
L. Brenan and Donald C. Siekmann, all nominees named below are currently Trustees and have served in that capacity for as many years as indicated below. The Nominating Committee of each Trust has nominated Mr. Brenan and Mr. Siekmann to serve as Trustees of each Trust. Each of the current trustees oversees all of the Funds of each Trust, with the exception of John R. Lindholm, who is only a Trustee for the Touchstone Variable Series Trust and the Funds of that Trust.

-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
-------------------------------------------------------------------------------------------------------------
       NAME               POSITION    TERM OF      PRINCIPAL OCCUPATION(S)   NUMBER           OTHER
     ADDRESS              HELD WITH   OFFICE       DURING PAST 5 YEARS       OF FUNDS     DIRECTORSHIPS
       AGE                TRUSTS      AND                                    OVERSEEN          HELD
                                      LENGTH                                 IN THE
                                      OF TIME                                TOUCHSTONE
                                      SERVED2                                FAMILY3
-------------------------------------------------------------------------------------------------------------
Jill T. McGruder          Trustee     Until        Senior Vice President         32      Director of
Touchstone                and         retirement   of The Western and                    LaRosa's (a
Advisors, Inc.            President   at age 75    Southern Life Insurance               restaurant chain).
221 East Fourth Street                or until     Company.  President and
Cincinnati, OH                        she          a director of IFS
Age: 49                               resigns or   Financial Services,
                                      is removed   Inc. (a holding
                                                   company).  She is a
                                      Trustee      director of Capital
                                      since 1999   Analysts Incorporated
                                                   (an investment advisor
                                                   and broker-dealer),
                                                   Integrated Fund
                                                   Services, Inc. (the
                                                   Trust's administrator
                                                   and transfer agent) and
                                                   IFS Fund Distributors,
                                                   Inc. (a broker-dealer),
-------------------------------------------------------------------------------------------------------------

                                       4

-------------------------------------------------------------------------------------------------------------
                                                   Touchstone Advisors,
                                                   Inc. (the Trust's
                                                   investment advisor) and
                                                   Touchstone Securities,
                                                   Inc. (the Trust's
                                                   distributor).  She is
                                                   also President and a
                                                   director of IFS Agency
                                                   Services, Inc. (an
                                                   insurance agency), W&S
                                                   Financial Group
                                                   Distributors, Inc. and
                                                   IFS Systems, Inc.  She
                                                   is Senior Vice
                                                   President and a
                                                   director of Fort
                                                   Washington Brokerage
                                                   Services, Inc. (a
                                                   broker-dealer).  She is
                                                   President of Touchstone
                                                   Tax-Free Trust,
                                                   Touchstone Investment
                                                   Trust, Touchstone
                                                   Variable Series Trust
                                                   and Touchstone
                                                   Strategic Trust.  She
                                                   was President of
                                                   Touchstone Advisors,
                                                   Inc and Touchstone
                                                   Securities, Inc. until
                                                   2004.
-------------------------------------------------------------------------------------------------------------
John F. Barrett           Trustee     Until        Chairman of the Board,           32   Director of The
The Western and                       retirement   President and Chief                   Andersons (an
Southern Life Insurance               at age 75    Executive Officer of                  agribusiness and
Company                               or until     The Western and                       retailing
400 Broadway                          he resigns   Southern Life Insurance               company);
Cincinnati, OH                        or is        Company, Western-                     Convergys
Age: 55                               removed      Southern Life Assurance               Corporation (a
                                                   Company and Western &                 provider of
                                      Trustee of   Southern Financial                    integrated billing
                                      the          Group, Inc.; Director                 solutions and
                                      Touchstone   and Chairman of                       customer/employee
                                      Investment   Columbus Life Insurance               care services) and
                                      Trust,       Company; Fort                         Fifth Third
                                      Strategic    Washington Investment                 Bancorp.
                                      Trust and    Advisors, Inc.,
                                      Tax-Free     Integrity Life
                                      Trust        Insurance Company and
                                      since 2002.  National Integrity Life
                                      Trustee of   Insurance Company;
                                      Touchstone   Director of Eagle
                                      Variable     Realty Group, Inc.,
                                      Series       Eagle Realty
                                      Trust        Investments, Inc.;
                                      since 2000.  Integrated Fund
                                                   Services, Inc. and IFS
                                                   Holdings, Inc.;
                                                   Director, Chairman and
                                                   CEO of WestAd, Inc.;
                                                   President and Trustee
                                                   of Western & Southern
                                                   Foundation.
-------------------------------------------------------------------------------------------------------------
John R. Lindholm          Trustee     Until        President and CEO of          15      Director of
Integrity Life            for the     retirement   Integrity Life                        National Integrity
515 West Market Street    Touchstone  at age 75    Insurance Company;                    Life Insurance
Louisville, KY            Variable    or until     President and CEO of                  Company and
Age: 55                   Series      he resigns   National Integrity Life               Integrity Life
                          Trust       or is        Company.   President of               Insurance Company.
                          only.       removed      Retail Business
                                                   Division for ARM
                                      Trustee      Financial Group, Inc.
                                      since 2003   from 1996 to 2000.
-------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES OR NOMINEES:
-------------------------------------------------------------------------------------------------------------
Richard L. Brenan         Nominee     Until        Retired Managing              32      Director of Wing
c/o Touchstone                        retirement   Partner of KPMG, LLP (a               Eyecare Companies.
Advisors, Inc.                        at age 75    certified public
221 East Fourth Street                or until     accounting firm).
Cincinnati, OH                        he resigns
Age: 60                               or is
                                      removed
-------------------------------------------------------------------------------------------------------------


                                       5

-------------------------------------------------------------------------------------------------------------
J. Leland Brewster II     Trustee     Until        Retired Senior Partner        32      Director of
c/o Touchstone                        retirement   of Frost Brown Todd LLC               Consolidated
Advisors, Inc.                        in 2005 or   (a law firm).                         Health Services,
221 East Fourth Street                until he                                           Inc.
Cincinnati, OH                        resigns or
Age: 76                               is
                                      removed

                                      Trustee
                                      since 2000
-------------------------------------------------------------------------------------------------------------
Phillip R. Cox            Trustee     Until        President and Chief           32      Director of the
c/o Touchstone                        retirement   Executive Officer of                  Federal Reserve
Advisors, Inc.                        at age 75    Cox Financial Corp. (a                Bank of Cleveland;
221 East Fourth Street                or until     financial services                    Broadwing, Inc. (a
Cincinnati, OH                        he           company).                             communications
Age: 56                               resigns or                                         company); and
                                      is                                                 Cinergy
                                      removed                                            Corporation (a
                                                                                         utility company).
                                      Trustee
                                      since 1999
-------------------------------------------------------------------------------------------------------------
H. Jerome Lerner          Trustee     Until        Principal of HJL              32      None
c/o Touchstone                        retirement   Enterprises (a
Advisors, Inc.                        at age 75    privately held
221 East Fourth Street                or until     investment company).
Cincinnati, OH                        he resigns
Age: 65                               or is
                                      removed

                                      Trustee of
                                      the
                                      Touchstone
                                      Investment
                                      Trust &
                                      Touchstone
                                      Tax-Free
                                      Trust
                                      since
                                      1981.
                                      Trustee of
                                      the
                                      Touchstone
                                      Strategic
                                      Trust
                                      since 1989.
                                      Trustee of
                                      the
                                      Touchstone
                                      Variable
                                      Series
                                      Trust
                                      since 1999.
-------------------------------------------------------------------------------------------------------------
Donald C. Siekmann        Nominee     Until        Executive Advisor for         32      None
c/o Touchstone                        retirement   DuroBag Manufacturing,
Advisors, Inc.                        at age 75    Co. (a paper bag
221 East Fourth Street                or until     manufacturer);
Cincinnati, OH                        he           President of Shor
Age: 66                               resigns or   Foundation for Epilepsy
                                      is removed   Research; Trustee of
                                                   Riverfront Funds until
                                                   October 2004.
-------------------------------------------------------------------------------------------------------------
Robert E. Stautberg       Trustee     Until        Retired Partner of KPMG       32      Trustee of Good
c/o Touchstone                        retirement   LLP (a certified public               Samaritan
Advisors, Inc.                        at age 75    accounting firm).  He                 Hospital, Bethesda
221 East Fourth Street                or until     is Vice President of                  Hospital and
Cincinnati, OH                        he resigns   St. Xavier High School.               Tri-Health, Inc.
Age: 70                               or is
                                      removed

                                      Trustee
                                      since 1999
-------------------------------------------------------------------------------------------------------------
John P. Zanotti           Trustee     Until        CEO and Chairman of           32      None
c/o Touchstone                        retirement   Avaton, Inc. (a
Advisors, Inc.                        at age 75    wireless entertainment
221 East Fourth Street                or until     company).  President of
Cincinnati, OH                        he resigns   Cincinnati Biomedical
Age: 56                               or is        (a consulting company)
                                      removed      and a Director of Qmed
-------------------------------------------------------------------------------------------------------------


                                       6

-------------------------------------------------------------------------------------------------------------
                                                   (a health care
                                      Trustee      management company).
                                      since 2002   CEO and Chairman of
                                                   Astrum Digital
                                                   Information (an
                                                   information monitoring
                                                   company) from 2000
                                                   until 2001; President
                                                   of Great American Life
                                                   Insurance Company from
                                                   1999 until 2000; A
                                                   Director of Chiquita
                                                   Brands International,
                                                   Inc. until 2000; Senior
                                                   Executive of American
                                                   Financial Group, Inc.
                                                   (a financial services
                                                   company) from 1996
                                                   until 1999.
                                                   company) from 1996
                                                   until 1999.
-------------------------------------------------------------------------------------------------------------

      1. Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trusts' investment advisor, and Touchstone Securities, Inc., the Trusts' distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trusts within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trusts within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Lindholm, as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, is an "interested person" of the Touchstone Variable Series Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      2. Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner dies, resigns, or is removed.

      3. The Touchstone Family of Funds consists of five series of Touchstone Investment Trust, five series of Touchstone Tax-Free Trust, seven series of Touchstone Strategic Trust, and fifteen variable annuity series of Touchstone Variable Series Trust.

The following tables set forth information describing the dollar range of shares beneficially owned by each nominee or Trustee in each Fund and in all Funds in the aggregate in the Touchstone Funds as of December 31, 2003.

INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------------
                  TOUCHSTONE INVESTMENT TRUST                     Jill T.        John F.        John R.
                                                                  McGruder       Barrett        Lindholm
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                         $50,001-$100,000   none           none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                        $1 - $10,000       none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund            none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                        $10,001 -    $1 - $10,000       none
                                                                     $50,000
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund                          none           none           none
-------------------------------------------------------------------------------------------------------------
                   TOUCHSTONE STRATEGIC TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                       none          $50,001         none
                                                                                   -$100,000
-------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund                                  none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund                                 none           none           none
-------------------------------------------------------------------------------------------------------------


                                       7

-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund                                      none       Over $100,000      none
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund                                  $1 - $10,000       none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                            none          $50,001         none
                                                                                   -$100,000
-------------------------------------------------------------------------------------------------------------
                   TOUCHSTONE TAX-FREE TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund                         none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund                                 none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund                            none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund                                 none           none           none
-------------------------------------------------------------------------------------------------------------
                TOUCHSTONE VARIABLE SERIES TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund                                       none           none         $10,001
                                                                                                  -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                       none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund                                    none           none         $10,001
                                                                                                  -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund                            none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund                                  none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                            none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund                                       none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund                                              none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                            none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                             none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                          none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund                                      none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund                                          none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund                                        none           none           none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund                                          none           none           none
-------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN IN
THE TOUCHSTONE FUNDS                                              Over $100,000  Over $100,000  Over $100,000
-------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES OR NOMINEES

-------------------------------------------------------------------------------------------------------------
                 TOUCHSTONE INVESTMENT TRUST                    Richard L. Brenan    J. Leland     Phillip R.
                                                                                     Brewster II   Cox
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                              none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                           none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund                           none              none         none
-------------------------------------------------------------------------------------------------------------
                  TOUCHSTONE STRATEGIC TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                        none            $10,001        none
                                                                                       -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund                                   none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund                                  none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund                                       none            $10,001        none
                                                                                       -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund                                       none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund                                       none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                             none          $1 -$10,000      none
-------------------------------------------------------------------------------------------------------------
                  TOUCHSTONE TAX-FREE TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund                       none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund                          none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund                                  none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund                             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund                                  none              none         none
-------------------------------------------------------------------------------------------------------------
               TOUCHSTONE VARIABLE SERIES TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund                                        none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                        none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund                                     none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund                             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund                                   none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund                                        none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund                                               none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                             none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                              none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                           none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC                                       none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund                                       none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund                                           none              none         none
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund                                         none              none         none
-------------------------------------------------------------------------------------------------------------


                                       9

-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund                                           none              none         none
-------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN
IN THE TOUCHSTONE FUNDS                                                none            $10,001        none
                                                                                       -$50,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                 TOUCHSTONE INVESTMENT TRUST                   H.         Donald C.         Robert E.
                                                               Jerome     Siekmann          Stautberg
                                                               Lerner
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                        none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                       none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund       none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                     none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund                     none           none              none
-------------------------------------------------------------------------------------------------------------
                 TOUCHSTONE STRATEGIC TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                  none           none        $10,001 -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund                             none           none        $10,001 -$50,000
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund                            none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund                                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund                                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund                                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                       none           none              none
-------------------------------------------------------------------------------------------------------------
                  TOUCHSTONE TAX-FREE TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund                    none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund                            none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund                     Over             none              none
                                                               $100,000
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund                          Over             none              none
                                                               $100,000
-------------------------------------------------------------------------------------------------------------
              TOUCHSTONE VARIABLE SERIES TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund                                  none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                  none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund                               none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund                       none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund                             none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                       none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund                                  none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund                                         none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                       none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                        none           none              none
-------------------------------------------------------------------------------------------------------------


                                       10

-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                     none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market Class SC                                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund                                 none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund                                     none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund                                   none           none              none
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund                                     none           none              none
-------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN
IN THE TOUCHSTONE FUNDS                                        Over             none        $50,001 -$100,000
                                                               $100,000
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                        TOUCHSTONE INVESTMENT TRUST                          John P.
                                                                             Zanotti
--------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                                     $1 -$10,000
--------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                                        none
--------------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market Fund                        none
--------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                                      none
--------------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund                                      none
--------------------------------------------------------------------------------------------
                        TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                                 $10,001
                                                                                -$50,000
--------------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund                                          $1 -$10,000
--------------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund                                             none
--------------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund                                              $1 -$10,000
--------------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund                                                  none
--------------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund                                                  none
--------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                                        none
--------------------------------------------------------------------------------------------
                         TOUCHSTONE TAX-FREE TRUST
--------------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund                                  none
--------------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund                                     none
--------------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund                                             none
--------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund                                        none
--------------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund                                             none
--------------------------------------------------------------------------------------------
                     TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund                                                   none
--------------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                                   none
--------------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund                                                none
--------------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund                                        none
--------------------------------------------------------------------------------------------


                                       11

--------------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund                                              none
--------------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                                        none
--------------------------------------------------------------------------------------------
Touchstone Growth & Income Fund                                                   none
--------------------------------------------------------------------------------------------
Touchstone Balanced Fund                                                          none
--------------------------------------------------------------------------------------------
Touchstone High Yield Fund                                                        none
--------------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                                         none
--------------------------------------------------------------------------------------------
Touchstone Money Market Fund                                                      none
--------------------------------------------------------------------------------------------
Touchstone Money Market Class SC                                                  none
--------------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund                                                  none
--------------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund                                                      none
--------------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund                                                    none
--------------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund                                                      none
--------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN IN THE
TOUCHSTONE FUNDS                                                                $10,001
                                                                                -$50,000
--------------------------------------------------------------------------------------------

      A.    GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

Each Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Trusts' activities, review performance and review the actions of the Trusts' Advisors, which are responsible for the Trusts' day-to-day operations. There were four regular meetings and no special meetings held during the fiscal year ended September 30, 2004 for the Touchstone Investment Trust; four regular meetings and no special meetings held during the fiscal year ended March 31, 2004 for the Touchstone Strategic Trust; four regular meetings and no special meetings held during the fiscal year ended June 30, 2004 for the Touchstone Tax-Free Trust; and four regular meetings and one special meeting held during the 12 month period ended November 30, 2004 for the Touchstone Variable Series Trust. Each Trustee attended at least 75% of the regularly scheduled board and committee meetings for each Trust during the fiscal year. Since Annual Shareholder Meetings are not required by open-end funds, there is no policy requiring Trustees attendance, however, Trustee attendance is encouraged for all shareholder meetings.

      B.    COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees for each trust has established four committees; Audit, Valuation, Nominating and Compliance. There are three members of the Audit Committee for each Trust: J. Leland Brewster II, H. Jerome Lerner and Robert E. Stautberg, each of whom is an Independent Trustee. It is anticipated that Donald C. Siekmann will serve on the Audit Committee if elected to the Board. Mr. Stautberg serves as Chairman of the Audit Committee as well as the Audit Committee Financial Expert. The Audit Committee furnishes the Board with recommendations regarding the selection of the Trusts' independent auditors. Other main functions of the Audit Committee include, but are not limited to: reviewing the scope and results of audits and audit fees charged; reviewing reports from the Trusts' independent auditors regarding the Trusts' internal accounting procedures and controls; and establishing a separate line of communication between the Trusts independent auditors and the Independent Trustees. There were four regularly scheduled meetings of the Audit Committee for each Trust during the 12-month period ended September 30, 2004.

There are two members of the Valuation Committee for each Trust: Phillip R. Cox and John P. Zanotti, both Independent Trustees. It is anticipated that Richard
L. Brenan will serve on the Valuation Committee if elected to the Board. Phillip
R. Cox serves as Chairman of the Valuation Committee. The Valuation Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. There were four regularly scheduled meetings of the Valuation Committee held for each Trust during the 12-month period ended September 30, 2004.

There are three members of the Nominating Committee for each Trust: J. Leland Brewster, Phillip R. Cox and Robert E. Stautberg, each of whom is an Independent Trustees. The Nominating Committee has adopted a charter, which is available for review by shareholders at www.touchstoneinvestments.com. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholder meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Board believes that the Committee through its resources can identify qualified candidates for consideration as Independent Trustees. In selecting qualified candidates, the Committee gathers a list of prospective candidates. The Committee generally requires that any candidate be a highly experienced, knowledgeable individual with experience either in the industry or as directors or senior executives of companies. The Committee does consider candidates recommended by current Trustees, including Interested Trustees. The Committee meets privately with all candidates, questions a candidate's references, and gathers background information, some of which may be from independent sources. The Committee then meets to consider the potential nominees and votes to make a nomination. There was one Nominating Committee meeting for the 12 month period ended September 30, 2004.

There are three members of the Compliance Committee for each Trust: H. Jerome Lerner, Phillip R. Cox and Robert E. Stautberg, each of who is an Independent Trustee. It is anticipated that Richard L. Brenan will serve on the Compliance Committee if elected to the Board. The Compliance Committee meets to discuss the Funds compliance program and other compliance matters. The first meeting of Compliance Committee took place on November 17, 2004.

There is no compensation committee for the Trusts. The Independent Trustees review their compensation on a periodic basis.

Fund Shareholders who wish to send communications to the Board may do so by sending an email to TI-Webmaster@touchstoneinvestments.com or by visiting the "Contact Us" section at www.touchstoneinvestments.com , which will promptly be forwarded to each Board member. However, the Secretary reserves the right not to forward to the Trustees any abusive, threatening or otherwise inappropriate materials. Alternatively, you may also contact Mr. Brian Hirsch, Vice President and Chief Compliance Officer of the Trusts, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                             INDEPENDENT ACCOUNTANTS

Based on the Audit Committee's recommendation, the Board of Trustees of the Trusts, including a majority of Independent Trustees, selected Ernst & Young LLP as auditors to the Trusts during each Trust's current fiscal year. Representatives from Ernst & Young LLP will not be attending this Shareholder Meeting.

AUDIT COMMITTEE PRE-APPROVAL POLICIES. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

All services described in the following paragraphs were approved by the Audit Committee for each Trust as listed.

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND OTHER FEES. During the fiscal years stated below for each Trust, Ernst & Young, LLP performed audit services for the Trust including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendments, and reporting matters.

                           Touchstone Investment Trust
                           ---------------------------
Audit fees totaled $57,800 for the September 30, 2004 fiscal year and $59,400 for the September 30, 2003 fiscal year, including fees associated with the annual audit and filings of the Trust's Form N-1A and Form N-SAR.

Audit-Related fees totaled $130,500 for the September 30, 2004 fiscal year, of which $28,000 was for due diligence/merger services related to the merger of the Intermediate Term U.S. Government Bond Fund into the Core Bond Fund. The remaining $102,500 was for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent. Fees of $95,000 in the September 30, 2003 fiscal year were consisted of SAS 70 control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $16,000 for the September 30, 2004 fiscal year and $21,000 for the September 30, 2003 fiscal year and consisted of tax compliance services during both periods.

There were no other fees for all other services during the September 30, 2004 and September 30, 2003 fiscal years.


                           Touchstone Strategic Trust
                           --------------------------
Audit fees totaled $68,900 for the March 31, 2004 fiscal year and $35,500 for the March 31, 2003 fiscal year.

Audit-Related fees totaled $141,000 for the March 31, 2004 fiscal year, of which $46,000 was for due diligence services for fund acquisitions and $95,000 was for SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled $90,000 for the March 31, 2003 fiscal year and consisted of SAS 70 internal control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $15,000 for the March 31, 2004 fiscal year and $24,900 for the March 31, 2003 fiscal year and consisted of tax compliance services during both periods.

There are no other fees for the March 31, 2004 or March 31, 2003 fiscal years.

                            Touchstone Tax-Free Trust
                            -------------------------
Audit fees totaled $68,000 for the June 30, 2004 fiscal year and $76,400 for the June 30, 2003 fiscal year.

Audit-Related fees totaled $135,800 for the June 30, 2004 fiscal year, of which $36,000 was for due diligence/merger services for the fund mergers, $4,800 was for accounting consultations and $95,000 was for SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Audit-Related fees totaled $90,000 for the June 30, 2003 fiscal year and consisted of SAS 70 internal control review of the registrant's fund accountant and transfer agent.

Tax fees totaled $16,000 for the June 30, 2004 fiscal year and $21,000 for the June 30, 2003 fiscal year and were for tax compliance services during both years.

There were no other fees for the June 30, 2004 or June 30, 2003 fiscal years.

                        Touchstone Variable Series Trust
                        --------------------------------
Audit fees totaled $95,700 for the December 31, 2003 fiscal year and $56,700 for the December 31, 2002 fiscal year.

Audit-Related fees were approximately $95,000 and $90,000 in fiscal 2003 and 2002 for SAS 70 internal control reviews of the Trust's fund accountant and transfer agent. Tax fees totaled $53,100 for the December 31, 2003 fiscal year and $46,300 for the December 31, 2002 fiscal year and consisted of tax compliance services during both years.

There were no other fees for the December 31, 2003 or the December 31, 2002 fiscal years.

      C.    ADDITIONAL INFORMATION REGARDING TRUSTEES

The following table sets forth information describing the compensation of each Trustee for his or her service for the following fiscal year end periods.

        Touchstone Investment Trust Fiscal year ended September 30, 2004
           Touchstone Strategic Trust Fiscal year ended March 31, 2004
            Touchstone Tax-Free Trust Fiscal year ended June 30, 2004
      Touchstone Variable Series Trust Fiscal year ended December 31, 2003

INTERESTED TRUSTEES


-------------------------------------------------------------------------------------------------------------
TOUCHSTONE INVESTMENT TRUST      Jill T. McGruder            John F. Barrett           John R. Lindholm
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund               N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Institutional                N/A                        N/A                        N/A
U.S. Government Money
Market Fund
-------------------------------------------------------------------------------------------------------------


                                       16

-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone U.S. Government              N/A                        N/A                        N/A
Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Intermediate                 N/A                        N/A                        N/A
Term U.S. Government Bond
Fund*
-------------------------------------------------------------------------------------------------------------
TOUCHSTONE STRATEGIC TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Growth                       N/A                        N/A                        N/A
Opportunities Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Core               N/A                        N/A                        N/A
Equity Fund**
-------------------------------------------------------------------------------------------------------------
Touchstone Large Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Micro Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Small Cap                    N/A                        N/A                        N/A
Growth Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone International                N/A                        N/A                        N/A
Equity Fund***
-------------------------------------------------------------------------------------------------------------
TOUCHSTONE TAX-FREE TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone California                   N/A                        N/A                        N/A
Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Florida                      N/A                        N/A                        N/A
Tax-Free Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Insured                 N/A                        N/A                        N/A
Tax-Free Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free                N/A                        N/A                        N/A
Money Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Tax-Free Money               N/A                        N/A                        N/A
Market Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Tax Free                     N/A                        N/A                        N/A
Intermediate Fund****
-------------------------------------------------------------------------------------------------------------
TOUCHSTONE VARIABLE SERIES TRUST
-------------------------------------------------------------------------------------------------------------
Touchstone Baron Small Cap              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Emerging Growth              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Third Avenue                 N/A                        N/A                        N/A
Value Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Eagle Capital                N/A                        N/A                        N/A
Appreciation Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced                     N/A                        N/A                        N/A
Dividend 30 Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Value Plus Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Growth & Income              N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Balanced Fund                N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone High Yield Fund              N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Core Bond Fund               N/A                        N/A                        N/A
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Money Market                 N/A                        N/A                        N/A
Class SC
-------------------------------------------------------------------------------------------------------------
Touchstone International                N/A                        N/A                        N/A
Equity Fund***
-------------------------------------------------------------------------------------------------------------
Touchstone Conservative                 N/A                        N/A                        N/A
ETF Fund
-------------------------------------------------------------------------------------------------------------


                                       17

-------------------------------------------------------------------------------------------------------------
Touchstone Moderate ETF                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Aggressive ETF               N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
Touchstone Enhanced ETF                 N/A                        N/A                        N/A
Fund
-------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF               N/A                        N/A                        N/A
FUND SHARES IN ALL FUNDS
OVERSEEN IN THE TOUCHSTONE
FUNDS
-------------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES OR NOMINEES

-----------------------------------------------------------------------------------------------
    TOUCHSTONE      Richard J. Leland   Phillip    H. Jerome   Donald    Robert E.   John P.
 INVESTMENT TRUST   L.      Brewster     R. Cox      Lerner    C.        Stautberg   Zanotti
                    Brenan  II                                 Siekmann
-----------------------------------------------------------------------------------------------
Touchstone Core
Bond Fund            N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
-----------------------------------------------------------------------------------------------
Touchstone High
Yield Fund           N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
-----------------------------------------------------------------------------------------------
Touchstone
Institutional
U.S. Government      N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
Money Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Fund          N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33

-----------------------------------------------------------------------------------------------
Touchstone U.S.
Government Money     N/A    $1,331.67   $1,460.84  $1,460.84     N/A     $1,460.84   $1,373.33
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Intermediate Term    N/A     $916.67    $1,020.84  $1,020.84     N/A     $1,020.84    $958.33
U.S. Government
Bond Fund*
-----------------------------------------------------------------------------------------------
    TOUCHSTONE
 STRATEGIC TRUST
-----------------------------------------------------------------------------------------------
Touchstone
Emerging Growth      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
Fund
-----------------------------------------------------------------------------------------------
Touchstone Growth
Opportunities Fund   N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Large
Cap Core Equity      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
Fund**
-----------------------------------------------------------------------------------------------
Touchstone Large
Cap Growth Fund      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Micro
Cap Growth Fund      N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone Small
Cap Growth Fund      N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone Value
Plus Fund            N/A    $1,135.72   $1,257.74  $1,257.74     N/A     $1,262.15   $1,141.66
-----------------------------------------------------------------------------------------------
Touchstone
International        N/A     $260.71     $278.57    $278.57      N/A      $282.98     $224.99
Equity Fund***
-----------------------------------------------------------------------------------------------


                                       18

-----------------------------------------------------------------------------------------------
    TOUCHSTONE
  TAX-FREE TRUST
-----------------------------------------------------------------------------------------------
Touchstone
California           N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Tax-Free Money
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Florida Tax-Free     N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Money Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Ohio
Insured Tax-Free     N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Fund
-----------------------------------------------------------------------------------------------
Touchstone Ohio
Tax-Free Money       N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone
Tax-Free Money       N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Market Fund
-----------------------------------------------------------------------------------------------
Touchstone Tax
Free Intermediate    N/A    $1,208.34   $1,333.34  $1,333.34     N/A     $1,333.34   $1,250.00
Fund****
-----------------------------------------------------------------------------------------------
    TOUCHSTONE
 VARIABLE SERIES
      TRUST
-----------------------------------------------------------------------------------------------
Touchstone Baron
Small Cap Fund       N/A     $318.18     $340.90    $340.90      N/A      $340.90     $318.18
-----------------------------------------------------------------------------------------------
Touchstone
Emerging Growth      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Fund
-----------------------------------------------------------------------------------------------
Touchstone Third
Avenue Value Fund    N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone Eagle
Capital              N/A     $926.50     $990.90    $990.90      N/A      $990.90     $843.18
Appreciation Fund
-----------------------------------------------------------------------------------------------
Touchstone
Enhanced Dividend    N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
30 Fund
-----------------------------------------------------------------------------------------------
Touchstone Value     N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Plus Fund
-----------------------------------------------------------------------------------------------
Touchstone Growth
& Income Fund        N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone           N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Balanced Fund
-----------------------------------------------------------------------------------------------
Touchstone High      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Yield Fund
-----------------------------------------------------------------------------------------------
Touchstone Core      N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
Bond Fund
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Fund          N/A     $622.35     $665.90    $665.90      N/A      $665.90     $580.68
-----------------------------------------------------------------------------------------------
Touchstone Money
Market Class SC      N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone
International        N/A     $304.16     $325.00    $325.00      N/A      $325.00     $262.50
Equity Fund***
-----------------------------------------------------------------------------------------------
Touchstone
Conservative ETF     N/A       N/A         N/A        N/A        N/A        N/A         N/A
Fund
-----------------------------------------------------------------------------------------------


                                       19

-----------------------------------------------------------------------------------------------
Touchstone
Moderate ETF Fund    N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
Touchstone
Aggressive ETF       N/A       N/A         N/A        N/A        N/A        N/A         N/A
Fund
-----------------------------------------------------------------------------------------------
Touchstone
Enhanced ETF Fund    N/A       N/A         N/A        N/A        N/A        N/A         N/A
-----------------------------------------------------------------------------------------------
AGGREGATE DOLLAR
RANGE OF FUND
SHARES IN ALL
FUNDS OVERSEEN IN    N/A    $29,050.08  $31,799.99 $31,799.99    N/A     $31,830.86  $29,049.91
THE TOUCHSTONE
FUNDS
-----------------------------------------------------------------------------------------------

* Touchstone Intermediate Term U.S. Government Bond Fund merged into the Touchstone Core Bond Fund as of May 21, 2004.
** Touchstone Large Cap Core Equity Fund changed its name from Touchstone
   Enhanced 30 Fund as of September 27, 2004
*** Touchstone International Equity Fund closed as of July 28, 2003.
**** Touchstone Tax-Free Intermediate Fund merged into the Touchstone Ohio
     Insured Tax Free Fund as of May 21, 2004.

      D.    ADDITIONAL INFORMATION

SHARES OUTSTANDING
At the close of business on the Record Date, the number of outstanding shares of beneficial interest for each of the Funds was as follows:

--------------------------------------------------------------------------------------
                     NAME OF FUND                                 OUTSTANDING SHARES
--------------------------------------------------------------------------------------
              TOUCHSTONE INVESTMENT TRUST
--------------------------------------------------------------------------------------
Touchstone Core Bond Fund Class A                                         5975112.639
--------------------------------------------------------------------------------------
Touchstone Core Bond Fund Class C                                          223819.581
--------------------------------------------------------------------------------------
Touchstone High Yield Fund Class A                                        6964446.497
--------------------------------------------------------------------------------------
Touchstone High Yield Fund Class B                                         923081.307
--------------------------------------------------------------------------------------
Touchstone High Yield Fund Class C                                        1577651.654
--------------------------------------------------------------------------------------
Touchstone Institutional U.S. Government Money Market
Fund                                                                     39829694.340
--------------------------------------------------------------------------------------
Touchstone Money Market Fund                                             70386086.510
--------------------------------------------------------------------------------------
Touchstone Money Market Fund Class S                                     97230636.280
--------------------------------------------------------------------------------------
Touchstone U.S. Government Money Market Fund                             43348840.460
--------------------------------------------------------------------------------------
              TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class A                                  27431069.390
--------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class B                                   3721357.290
--------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund Class C                                  14981697.960
--------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class A                              4788600.131
--------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class B                              189,125.564
--------------------------------------------------------------------------------------
Touchstone Growth Opportunities Fund Class C                            1,430,918.551
--------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class A *                            982522.383
--------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class B *                           185,823.403
--------------------------------------------------------------------------------------
Touchstone Large Cap Core Equity Fund Class C *                            203461.015
--------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class A                                 10678072.070
--------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class B                                   358603.788
--------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class C                                  1462772.756
--------------------------------------------------------------------------------------
Touchstone Large Cap Growth Fund Class I                                  2132440.340
--------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class A                                  2167882.580
--------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class C                                   844299.417
--------------------------------------------------------------------------------------
Touchstone Micro Cap Growth Fund Class I                                       10.111
--------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class A                                  2416533.672
--------------------------------------------------------------------------------------


                                       20

--------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class B                                   561634.929
--------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class C                                  1231677.904
--------------------------------------------------------------------------------------
Touchstone Small Cap Growth Fund Class I                                  2901477.305
--------------------------------------------------------------------------------------
Touchstone Value Plus Fund Class A                                        7329979.770
--------------------------------------------------------------------------------------
Touchstone Value Plus Fund Class B                                          89479.773
--------------------------------------------------------------------------------------
Touchstone Value Plus Fund Class C                                         188893.100
--------------------------------------------------------------------------------------
               TOUCHSTONE TAX-FREE TRUST
--------------------------------------------------------------------------------------
Touchstone California Tax-Free Money Market Fund                         51523359.230
--------------------------------------------------------------------------------------
Touchstone Florida Tax-Free Money Market Fund                            28409685.120
--------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund Class A                             6387942.464
--------------------------------------------------------------------------------------
Touchstone Ohio Insured Tax-Free Fund Class C                              778086.127
--------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund                              129866711.900
--------------------------------------------------------------------------------------
Touchstone Ohio Tax-Free Money Market Fund -
Institutional                                                           209639302.800
--------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund                                    16980386.760
--------------------------------------------------------------------------------------
Touchstone Tax-Free Money Market Fund Class S                            16323982.600
--------------------------------------------------------------------------------------
           TOUCHSTONE VARIABLE SERIES TRUST
--------------------------------------------------------------------------------------
Touchstone Baron Small Cap Fund                                           1258588.145
--------------------------------------------------------------------------------------
Touchstone Emerging Growth Fund                                           1643780.330
--------------------------------------------------------------------------------------
Touchstone Third Avenue Value Fund                                        3940765.170
--------------------------------------------------------------------------------------
Touchstone Eagle Capital Appreciation Fund                                2639165.445
--------------------------------------------------------------------------------------
Touchstone Enhanced Dividend 30 Fund                                      3180757.041
--------------------------------------------------------------------------------------
Touchstone Value Plus Fund                                                1840095.775
--------------------------------------------------------------------------------------
Touchstone Growth & Income Fund                                           3013548.071
--------------------------------------------------------------------------------------
Touchstone Balanced Fund                                                  1955278.963
--------------------------------------------------------------------------------------
Touchstone High Yield Fund                                                4705726.589
--------------------------------------------------------------------------------------
Touchstone Core Bond Fund                                                 3826924.124
--------------------------------------------------------------------------------------
Touchstone Money Market Fund                                              41302280.93
--------------------------------------------------------------------------------------
Touchstone Money Market Class SC                                          27531937.55
--------------------------------------------------------------------------------------
Touchstone Conservative ETF Fund                                            69995.129
--------------------------------------------------------------------------------------
Touchstone Moderate ETF Fund                                               187970.735
--------------------------------------------------------------------------------------
Touchstone Aggressive ETF Fund                                             344778.918
--------------------------------------------------------------------------------------
Touchstone Enhanced ETF Fund                                                75945.679
--------------------------------------------------------------------------------------

SHARE OWNERSHIP INFORMATION
As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the indicated Funds, and also shows the aggregate holdings of persons affiliated with the Funds and the Advisor.

-------------------------------------------------------------------------------------------------------------
TOUCHSTONE INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------
         FUND NAME                  SHAREHOLDER                  SHARES                   PERCENTAGE
-------------------------------------------------------------------------------------------------------------
Core Bond A                  WESTERN & SOUTHERN LIFE                  1959313.071                     32.79%
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
                             CINCINNATI OH 45202
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TTEE
                             FASCORP RECORDS
                             8515 E ORCHARD 2T2
Core Bond A                  CENTENNIAL CO 80111                      1480073.232                     24.77%
-------------------------------------------------------------------------------------------------------------


                                       21

-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Core Bond C                  JACKSONVILLE FL 32246                      33707.491                     15.06%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             400  BROADWAY
Core Bond C                  CINCINNATI OH 45202                        18589.782                      8.31%
-------------------------------------------------------------------------------------------------------------
                             MCB TRUST SERVICES CUST
                             FBO
                             RIVERVIEW HOMES  INC
                             700  17TH ST SUITE 300
Core Bond C                  DENVER CO 80202                            18804.305                      8.40%
-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
High Yield A                 CINCINNATI OH 45202                      3462509.922                     49.72%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             400  BROADWAY
High Yield A                 CINCINNATI OH 45202                        750905.78                     10.78%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
High Yield B                 JACKSONVILLE FL 32246                     147325.627                     15.96%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S THE SOLE
                             BENEFIT OF
                             FOR IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
High Yield C                 JACKSONVILLE FL 32246                     460224.169                     29.17%
-------------------------------------------------------------------------------------------------------------


                                       22

-------------------------------------------------------------------------------------------------------------
                             CINCINNATI PLAYHOUSE IN
                             THE PARK

Institutional US Gov't       PO BOX 6537
Money                        CINCINNATI OH 45206 0537                  3755346.16                      9.43%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN LIFE
                             INS DECAIF
                             400 BROADWAY
                             CINCINATI OH
Money Market                 45202                                     3561602.03                      5.06%
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TTEE
                             FASCORP RECORDS
                             8515 E ORCHARD 2T2
Money Market                 CENTENNIAL CO 80111                      13937626.02                     19.80%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL FINANCIAL
                             SERVICES LLC

                             200  LIBERTY ST 1 WORLD
                             FINCL CTR
Money Market S               NEW YORK NY 10281                        97230636.28                    100.00%
-------------------------------------------------------------------------------------------------------------
                             BEAR STEARNS & CO INC
                             0377985817-MR3
                             1  METROTECH CTR NORTH
US Gov't Money Market        BROOKLYN NY 11201 3859                    4075401.86                      9.40%
-------------------------------------------------------------------------------------------------------------
TOUCHSTONE STRATEGIC TRUST
-------------------------------------------------------------------------------------------------------------
         FUND NAME                  SHAREHOLDER                  SHARES                   PERCENTAGE
-------------------------------------------------------------------------------------------------------------
Emerging Growth A            MLPF & S  THE SOLE                       3575152.154                     13.03%
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
                             JACKSONVILLE FL 32246
-------------------------------------------------------------------------------------------------------------
                             CHARLES SCHWAB & CO INC
                             MUTUAL FNDS
                             CUST  SPL CUSTODY BNFT
                             101  MONTGOMERY ST
Emerging Growth A            SAN FRANCISCO CA 94104                   2451299.917                      8.94%
-------------------------------------------------------------------------------------------------------------


                                       23

-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Emerging Growth B            JACKSONVILLE FL 32246                     581309.333                     15.62%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Emerging Growth C            JACKSONVILLE FL 32246                    5600184.407                     37.38%
-------------------------------------------------------------------------------------------------------------
                             FIDELITY INVESTMENTS
                             INSTITUTIONAL

                             100  MAGELLAN WAY  KW1C
Growth Opportunities A       COVINGTON KY 41033                       1593856.141                     33.28%
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TTEE
                             FASCORP RECORDS
                             8515 E ORCHARD 2T2
Growth Opportunities A       CENTENNIAL CO 80111                       355158.235                      7.42%
-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
Large Cap Core Equity A      CINCINNATI OH 45202                       182603.745                     18.59%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             400  BROADWAY
Large Cap Core Equity A      CINCINNATI OH 45202                       503336.756                     51.23%
-------------------------------------------------------------------------------------------------------------
                             MORGAN KEEGAN   COMPANY
                             INC
                             FBO 720043691
                             50 NORTH FRONT STREET
Large Cap Core Equity C      MEMPHIS TN 38103                             12005.6                      5.90%
-------------------------------------------------------------------------------------------------------------


                                       24

-------------------------------------------------------------------------------------------------------------
                             MCB TRUST SERVICES CUST
                             FBO
                             RIVERVIEW HOMES  INC
                             700  17TH STREET  SUITE
                             300
Large Cap Core Equity C      DENVER CO 80202                            32594.981                     16.02%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Large Cap Core Equity C      JACKSONVILLE FL 32246                      59717.394                     29.35%
-------------------------------------------------------------------------------------------------------------
                             CHARLES SCHWAB & COMPANY
                             INC
                             BNFT DEPARTMENT
                             101  MONTGOMERY ST
Large Cap Growth A           SAN FRANCISCO CA 94104                   2319911.829                     21.73%
-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
Large Cap Growth A           CINCINNATI OH 45202                       543833.201                      5.09%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE    FLOOR
                             DR EAST 2RD
Large Cap Growth A           JACKSONVILLE FL 32246                    1167362.269                     10.93%
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TTEE
                             FASCORP RECORDS
                             8515 E ORCHARD 2T2
Large Cap Growth A           CENTENNIAL CO 80111                      1310886.435                     12.28%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP
                             400 BROADWAY
                             CINCINNATI OH
Large Cap Growth A           45202                                    1407379.894                     13.18%
-------------------------------------------------------------------------------------------------------------


                                       25

-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Large Cap Growth B           JACKSONVILLE FL 32246                      100696.93                     28.08%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE    FLOOR
                             DR EAST 2RD
Large Cap Growth C           JACKSONVILLE FL 32246                     711867.017                     48.67%
-------------------------------------------------------------------------------------------------------------
                             NEW YORK TRUST COMPANY
                             169 LACKAWANNA AVE
                             PARSIPPANY NJ
Large Cap Growth I           07054                                    2132434.887                    100.00%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Micro Cap Growth A           JACKSONVILLE FL 32246                     341816.389                     15.77%
-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
Micro Cap Growth A           CINCINNATI OH 45202                           500000                     23.06%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Micro Cap Growth C           JACKSONVILLE FL 32246                     158372.596                     18.76%
-------------------------------------------------------------------------------------------------------------
                             TOUCHSTONE ADVISORS SEED
                             ACCOUNT

                             221 E FOURTH ST  STE 300
Micro Cap Growth I           CINCINNATI OH 45202                           10.111                    100.00%
-------------------------------------------------------------------------------------------------------------


                                       26

-------------------------------------------------------------------------------------------------------------
                             CHARLES SCHWAB & CO INC
                             MUTUAL FNDS
                             CUST SPL C BNFT
                             101 MONTOGMERY ST
                             SAN FRANCISCO CA
Small Cap Growth A           94104                                     240566.973                      9.96%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Small Cap Growth A           JACKSONVILLE FL 32246                     216781.851                      8.97%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Small Cap Growth B           JACKSONVILLE FL 32246                      67677.647                     12.05%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Small Cap Growth C           JACKSONVILLE FL 32246                     572707.674                     46.50%
-------------------------------------------------------------------------------------------------------------
                             PRUDENTIAL INVESTMENT
                             MANAGEMENT SER
                             FBO  MUTUAL FUND CLIENTS
                             194  WOOD AVE SOUTH
Small Cap Growth I           ISELIN NJ 08830                          2376737.929                     81.91%
-------------------------------------------------------------------------------------------------------------
                             CHARLES SCHWAB & CO INC
                             MUTUAL FNDS
                             CUST  SPL C BNFT
                             101  MONTGOMERY ST
Small Cap Growth I           SAN FRANCISCO CA 94104                    524006.288                     18.06%
-------------------------------------------------------------------------------------------------------------
                             NFSC FEBO    479-515060
                             BANK OF NY C F AMER FDR
                             OF
                             1 WALL ST FL 12
Value Plus A                 NY NY 10286 0001                          454449.536                      6.20%
-------------------------------------------------------------------------------------------------------------


                                       27

-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
Value Plus A                 CINCINNATI OH 45202                      1240575.079                     16.92%
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TTEE
                             FASCORP RECORDS
                             8515 E ORCHARD 2T2
Value Plus A                 CENTENNIAL CO 80111                      1409148.713                     19.22%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             400  BROADWAY
Value Plus A                 CINCINNATI OH 45202                      1421857.256                     19.40%
-------------------------------------------------------------------------------------------------------------
                             NFSC FEBO    579-828750
                             CORP INC CASH
                             275 BROADHOLLOW RD
Value Plus A                 MELVILLE NY 11747                         424386.163                      5.79%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Value Plus B                 JACKSONVILLE FL 32246                       6580.882                      7.35%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             400  BROADWAY
Value Plus C                 CINCINNATI OH 45202                        20081.944                     10.63%
-------------------------------------------------------------------------------------------------------------
                             WESTERN & SOUTHERN LIFE
                             AND  INSURANCE COMPANY
                             400  BROADWAY MS 80
Value Plus C                 CINCINNATI OH 45202                        28520.171                     15.10%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE DR
                             EAST-2ND FLR
Value Plus C                 JACKSONVILLE FL 32246                       21910.27                     11.60%
-------------------------------------------------------------------------------------------------------------


                                       28

-------------------------------------------------------------------------------------------------------------
TOUCHSTONE TAX - FREE TRUST
-------------------------------------------------------------------------------------------------------------
         FUND NAME                  SHAREHOLDER                  SHARES                   PERCENTAGE
-------------------------------------------------------------------------------------------------------------
California Tax Free Money    BEAR STEARNS & CO INC                     3937929.95                      7.64%
                             0337287411-617
                             1  METROTECH CTR NORTH
                             BROOKLYN NY 11201 3859
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TRUST

                             38  FOUNTAIN SQUARE PLZ
Florida Tax Free Money       1090F1
Market                       CINCINNATI OH 45263                         21261731                     75.93%
-------------------------------------------------------------------------------------------------------------
                             MILTON R PSATY
                             TRST  THE MILTON PSATY
                             REV LIV'G TRU
Florida Tax Free Money       3170 S OCEAN BLVD
Market                       PALM BEACH FL 33480                       1550004.47                      5.46%
-------------------------------------------------------------------------------------------------------------
                             KATE NUCCI
                             ROBERT C NUCCI
Florida Tax Free Money       602 GUISANDO DE AVILA
Market                       TAMPA FL 33613                            1519174.48                      5.35%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE    FLOOR
Ohio Insured Tax Free Fund   DR EAST 2RD
A                            JACKSONVILLE FL 32246                     563314.982                      8.82%
-------------------------------------------------------------------------------------------------------------
                             MLPF & S  THE SOLE
                             BENEFIT OF
                             FOR  IT'S CUSTOMERS
                             4800  DEER LAKE    FL DR
Ohio Insured Tax Free Fund   EAST 3RD
C                            JACKSONVILLE FL 32246                      85505.171                     10.99%
-------------------------------------------------------------------------------------------------------------


                                       29

-------------------------------------------------------------------------------------------------------------
                             NFSC FEBO    AK3-991120
                             CHRISTOPHER G SMITH
Ohio Insured Tax Free Fund   PO BOX 291
C                            LEDBETTER KY 42058                         49391.352                      6.35%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL FINANCIAL
                             SERVICES LLC
                             FOR EXCLUSIVE BENEFIT OR
                             OUR CUSTOMERS
                             200 LIBERTY ST 1 WORLD
                             FINCL CTR
Ohio Tax Free Money Market   NEW YORK NY 10281                        32289804.49                     24.86%
-------------------------------------------------------------------------------------------------------------
                             CORTLAND FINANCIAL
                             SERVICES    AGT
                             FOR  CUSTOMERS
                             600  5TH AVE
Ohio Tax Free Money Market   NEW YORK NY 10020 2302                   27920948.21                     21.50%
-------------------------------------------------------------------------------------------------------------
                             JOHN J CHESTER

                             65 E STATE ST SUITE 1000
Ohio Tax Free Money Market   COLUMBUS OH 43215                         9233181.26                      7.11%
-------------------------------------------------------------------------------------------------------------
                             FIFTH THIRD BANK TRUST

Ohio Tax Free Money Market   38  FOUNTAIN SQUARE PLZ
Institutional                CINCINNATI OH 45202 3191                 200618093.2                     95.70%
-------------------------------------------------------------------------------------------------------------
                             EDWARD A STRIKER
                             AND  CAROL A STRIKER
                             9711  BENNINGTON DR
Tax Free Money Market        CINCINNATI OH 45241 3618                  2987200.29                     17.59%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL FINANCIAL
                             SERVICES LLC

                             200  LIBERTY ST 1 WORLD
                             FINCL CTR
Tax Free Money Market S      NEW YORK NY 10281                         16323982.6                    100.00%
-------------------------------------------------------------------------------------------------------------
TOUCHSTONE VARIABLE SERIES
           TRUST
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
      Growth & Income        CINCINNATI OH 45202                      1677649.154                     55.67%
-------------------------------------------------------------------------------------------------------------


                                       30

-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN                      871525.038                     28.92%
                             LIFE INSURANCE

                             MAILSTATION 80
                             SEPARATE ACCT A
                             400  BROADWAY
      Growth & Income        CINCINNATI OH 45202
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Growth & Income        LOUISVILLE KY 40202 3333                  257012.444                      8.53%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Growth & Income        LOUISVILLE KY 40202 3333                  195642.329                      6.49%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE                     888879.628                     23.23%
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
         Core Bond           CINCINNATI OH 45202
-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN                     1825787.448                     47.71%
                             LIFE INSURANCE

                             MAILSTATION 80
                                 SEPARATE ACCT A
                             400  BROADWAY
         Core Bond           CINCINNATI OH 45202
-------------------------------------------------------------------------------------------------------------


                                       31

-------------------------------------------------------------------------------------------------------------
                             COLUMBUS LIFE INSURANCE
                             COMPANY

                             MAILSTATION 80
                             SEPARATE ACCOUNT 1
                             400  BROADWAY
         Core Bond           CINCINNATI OH 45202                       199172.454                      5.20%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
         Core Bond           LOUISVILLE KY 40202 3333                  620329.345                     16.21%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
         Core Bond           LOUISVILLE KY 40202 3333                  285456.826                      7.46%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
      Emerging Growth        CINCINNATI OH 45202                      1037930.252                     63.14%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Emerging Growth        LOUISVILLE KY 40202 3333                  425355.219                     25.88%
-------------------------------------------------------------------------------------------------------------


                                       32

-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Emerging Growth        LOUISVILLE KY 40202 3333                  110471.602                      6.72%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
         Balanced            CINCINNATI OH 45202                      1091623.821                     55.83%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
         Balanced            LOUISVILLE KY 40202 3333                  484039.253                     24.76%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
         Balanced            LOUISVILLE KY 40202 3333                  244109.401                     12.48%
-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             ATTN MS 80- INVESTMENT
                             ACCOUNTING

                             400  BROADWAY
         Balanced            CINCINNATI OH 45202                       126777.102                      6.48%
-------------------------------------------------------------------------------------------------------------

                                       33

-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
        Value Plus           CINCINNATI OH 45202                       406022.165                     22.07%
-------------------------------------------------------------------------------------------------------------
                             COLUMBUS LIFE INSURANCE
                             COMPANY

                             MAILSTATION 80
                             SEPARATE ACCOUNT 1
                             400  BROADWAY
        Value Plus           CINCINNATI OH 45202                       249603.786                     13.56%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
        Value Plus           LOUISVILLE KY 40202 3333                    778511.1                     42.31%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
        Value Plus           LOUISVILLE KY 40202 3333                  316023.582                     17.17%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
        High Yield           CINCINNATI OH 45202                      1331560.184                     28.30%
-------------------------------------------------------------------------------------------------------------
                             COLUMBUS LIFE INSURANCE
                             COMPANY

                             MAILSTATION 80
                             SEPARATE ACCOUNT 1
                             400  BROADWAY
        High Yield           CINCINNATI OH 45202                       268948.198                      5.72%
-------------------------------------------------------------------------------------------------------------


                                       34

-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
        High Yield           LOUISVILLE KY 40202 3333                 1854078.863                     39.40%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
        High Yield           LOUISVILLE KY 40202 3333                  881912.273                     18.74%
-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN
                             LIFE INSURANCE

                             400  BROADWAY MS 80
        High Yield           CINCINNATI OH 45202                       358481.602                      7.62%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
   Enhanced Dividend 30      CINCINNATI OH 45202                       178790.477                      5.62%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
   Enhanced Dividend 30      LOUISVILLE KY 40202 3333                 2024847.033                     63.66%
-------------------------------------------------------------------------------------------------------------


                                       35

-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN
                             LIFE INSURANCE



                             400  BROADWAY MS 80
   Enhanced Dividend 30      CINCINNATI OH 45202                       898386.978                     28.24%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
                             400  BROADWAY
       Money Market          CINCINNATI OH 45202                       8096012.16                     19.60%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Money Market          LOUISVILLE KY 40202 3333                 19496937.03                     47.21%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Money Market          LOUISVILLE KY 40202 3333                 13248875.21                     32.08%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Baron Small Cap        LOUISVILLE KY 40202 3333                   727448.46                     57.80%
-------------------------------------------------------------------------------------------------------------


                                       36

-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET ST
      Baron Small Cap        LOUISVILLE KY 40202 3333                  455692.928                     36.21%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
    Third Avenue Value       LOUISVILLE KY 40202 3333                 2296716.662                     58.28%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
    Third Avenue Value       LOUISVILLE KY 40202 3333                  998245.155                     25.33%
-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN
                             LIFE INSURANCE



                             400  BROADWAY MS 80
    Third Avenue Value       CINCINNATI OH 45202                       442031.588                     11.22%
-------------------------------------------------------------------------------------------------------------
                             WESTERN-SOUTHERN LIFE
                             ASSURANCE COMP

                             MAILSTATION 80
                             SEPARATE ACCT 1
 Touchstone Eagle Capital    400  BROADWAY
       Appreciation          CINCINNATI OH 45202                       164477.817                      6.23%
-------------------------------------------------------------------------------------------------------------


                                       37

-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN
                             LIFE INSURANCE

                             MAILSTATION 80
                             SEPARATE ACCT A
 Touchstone Eagle Capital    400  BROADWAY
       Appreciation          CINCINNATI OH 45202                       351819.976                     13.33%
-------------------------------------------------------------------------------------------------------------
                             COLUMBUS LIFE INSURANCE
                             COMPANY

                             MAILSTATION 80
                             SEPARATE ACCOUNT 1
 Touchstone Eagle Capital    400  BROADWAY
       Appreciation          CINCINNATI OH 45202                       204030.404                      7.73%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
 Touchstone Eagle Capital    515 W MARKET STREET
       Appreciation          LOUISVILLE KY 40202 3333                 1075153.871                     40.74%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
 Touchstone Eagle Capital    515 W MARKET STREET
       Appreciation          LOUISVILLE KY 40202 3333                  401413.525                     15.21%
-------------------------------------------------------------------------------------------------------------
                             WESTERN AND SOUTHERN
                             LIFE INSURANCE

 Touchstone Eagle Capital    400  BROADWAY MS 80
       Appreciation          CINCINNATI OH 45202                       231522.099                      8.77%
-------------------------------------------------------------------------------------------------------------


                                       38

-------------------------------------------------------------------------------------------------------------
                             WESTERN SOUTHERN
                             FINANCIAL GROUP

                             ATTN MS 80- INVESTMENT
                             ACCOUNTING

 Touchstone Eagle Capital    400  BROADWAY
       Appreciation          CINCINNATI OH 45202                       210741.201                      7.99%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
   Money Market Class SC     LOUISVILLE KY 40202 3333                 15825120.76                     57.48%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
   Money Market Class SC     LOUISVILLE KY 40202 3333                 11705804.62                     42.52%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY SEE

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
     Conservative ETF        LOUISVILLE KY 40202 3333                   10662.672                     15.23%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
     Conservative ETF        LOUISVILLE KY 40202 3333                    7591.263                     10.85%
-------------------------------------------------------------------------------------------------------------


                                       39

-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY SEE

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
     Conservative ETF        LOUISVILLE KY 40202 3333                   51741.194                     73.92%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Moderate ETF          LOUISVILLE KY 40202 3333                   74305.535                     39.53%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Moderate ETF          LOUISVILLE KY 40202 3333                    113665.2                     60.47%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY SEE

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Aggressive ETF         LOUISVILLE KY 40202 3333                   42374.541                     12.29%
-------------------------------------------------------------------------------------------------------------
                             NATIONAL INTEGRITY LIFE
                             INSURANCE CO

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
      Aggressive ETF         LOUISVILLE KY 40202 3333                  302404.377                     87.71%
-------------------------------------------------------------------------------------------------------------


                                       40

-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Enhanced ETF          LOUISVILLE KY 40202 3333                   29131.231                     38.36%
-------------------------------------------------------------------------------------------------------------
                             INTEGRITY LIFE INSURANCE
                             COMPANY SEE

                             ATTN CURTIS A SOUTHARD
                             ATTN PRODUCT ACCOUNTING
                             515 W MARKET STREET
       Enhanced ETF          LOUISVILLE KY 40202 3333                   46814.448                     61.64%
-------------------------------------------------------------------------------------------------------------

As of the Record Date, the Trustees and Officers of the Trusts as a group owned of record and beneficially less than 1% of the outstanding shares of each Trust and of each Fund.

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

Touchstone Advisors, Inc., (the "Advisor") located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to all the Trusts.

Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trusts. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

The following officers of the Trust hold positions with the Advisor and the Underwriter.

-------------------------------------------------------------------------------------------------------------
Name                         Position with Trust        Position with Touchstone   Position with Touchstone
                                                        Advisors                   Securities
-------------------------------------------------------------------------------------------------------------
Jill T. McGruder             President                  Director                   Director
-------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Treasurer and Controller   Chief Financial Officer    Chief Financial Officer
-------------------------------------------------------------------------------------------------------------
James H. Grifo               Vice President             President                  President
-------------------------------------------------------------------------------------------------------------
William A. Dent              Vice President             Senior Vice President      N/A
-------------------------------------------------------------------------------------------------------------

Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trusts. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

CERTAIN VOTING MATTERS FOR TOUCHSTONE VARIABLE SERIES TRUST
Shares of the Funds may be purchased by separate accounts of insurance companies, including affiliated companies of the Trust, such as WSLAC, Columbus Life Insurance Company ("Columbus") and Integrity Life Insurance Company ("Integrity"), for the purpose of funding variable annuity and variable life insurance contracts. Pursuant to an order of exemption from the Securities and Exchange Commission, shares of the Funds also may be purchased by separate accounts of unaffiliated life insurance companies, qualified pension and retirement plans outside the separate account context and the Advisor (including its affiliates) and affiliated and unaffiliated investment managers (including their affiliates) retained by the Advisor. WSLAC, Columbus, Integrity and other affiliated and unaffiliated insurance companies permitted, through separate accounts, to purchase shares of the Funds will be referred to collectively as the "Participating Insurance Companies" and individually, as the context requires as a " Participating Insurance Company."

                        INSTRUCTIONS FROM CONTRACT OWNERS

Contract owners (collectively, the "Contract Owners") who select the Fund for investment under a contract offered through a separate account of a Participating Insurance Company do not invest directly in, or hold shares of, the Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Fund and, as the legal owner of the Fund's shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner's interest with respect to the Proposal. Participating Insurance Companies will vote the shares of the Fund held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.

The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for the Fund's sub-account in each applicable separate account, the percentage that represents a Contract Owner's investment in the sub-account, and applying this percentage to the total number of Fund shares that the sub-account owns.

In the event that any Contract Owner investing in the Fund through a separate account fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares attributable to each Contract Owner for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company's separate account. Shares of the Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective separate accounts of these Participating Insurance Companies.

Under certain group contracts, participants in the group may be entitled to provide voting instructions. A participant entitled to provide voting instructions will be referred to as a "Voting Participant."

Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before February 15, 2005.

                                     QUORUM

The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. Because WSLAC and/or affiliate thereof is the legal owner of a majority of the Fund's shares, there will be a quorum at the special meeting regardless of how many Contract Owners direct WSLAC to vote on the Proposal. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY FEBRUARY 15, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                        By order of the Board of Trustees
                                        Tina H. Bloom, Secretary

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

      Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                                            VALID SIGNATURE
      ------------                                            ---------------

      CORPORATE ACCOUNTS
      ------------------

      (1)   ABC Corp.......................................     ABC Corp.

      (2)   ABC Corp.......................................     John Doe,
                                                                Treasurer

      (3)   ABC Corp.
            c/o John Doe, Treasurer .......................     John Doe

      (4)   ABC Corp. Profit Sharing Plan .................     John Doe,
                                                                Trustee

      TRUST ACCOUNTS
      --------------

      (1)   ABC Trust .....................................     Jane B. Doe,
                                                                Trustee

      (2)   Jane B. Doe, Trustee
            u/t/d 12/28/78 ................................     Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS
      ----------------------------

      (1)   John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA .................     John B. Smith

      (2)   Estate of John B. Smith .......................     John B. Smith,
                                                                Jr., Executor

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                    PLEASE SIGN, DATE AND RETURN YOUR VOTING
                               INSTRUCTIONS TODAY!

                                        Your Proxy Vote is important!

                                        Now you can Vote your Proxy on the PHONE or on the INTERNET.

                                        Just follow these simple steps:

                                        1. Read your proxy statement and have it at hand.

                                        2. Call toll-free 1-866-241-6192 or go
                                        to website:
                                        https://vote.proxy-direct.com.

                                        3. Follow the recorded or on-screen
                                        directions.

                                        4. Do not mail your Proxy Card when you
                                        vote by phone or via the Internet.


                  Please detach at perforation before mailing.


.................................................................................


PROXY                                                                      PROXY

                           TOUCHSTONE INVESTMENT TRUST
                           TOUCHSTONE STRATEGIC TRUST
                            TOUCHSTONE TAX-FREE TRUST
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2005

The undersigned shareholder(s) of the referenced Touchstone Fund (the "Fund") of the Touchstone Trust (the "Trust") hereby appoints Jay S. Fitton and Tina H. Bloom, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on February 15, 2005, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Trust is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        VOTE VIA THE TELEPHONE:
                                        1-866-241-6192
                                        ----------------------------------------
                                        999 9999 9999 999
                                        ----------------------------------------

                                        Note: PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR ON THIS CARD. When
                                        signing as attorney, executor,
                                        administrator, trustee, guardian or as
                                        custodian for a minor please sign your
                                        name and give your full title as such.
                                        If signing on behalf of a corporation
                                        please sign the full corporate name and
                                        your name and indicate your title. If
                                        you are a partner signing for a
                                        partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this card. Please sign, date and return.

                                        ________________________________________
                                        Signature and Title, if applicable

                                        ________________________________________
                                        Signature (if held jointly)

                                        __________________________________, 2005
                                        Date                           TVT_14624

        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE!

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

         FUND NAME
         ---------

         Touchstone High Yield                       1235.123
         Touchstone Tax-Free Money Market            2547.541
         Touchstone Value Plus                       9852.147


                  Please detach at perforation before mailing.


.................................................................................


SHARES HELD ON BEHALF OF THE SHAREHOLDER WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.    ELECTION OF TRUSTEES                                                              FOR ALL     WITHHOLD    FOR ALL
      NOMINEES:                                                                                        ALL      EXCEPT
01  Jill T. McGruder           02  John F. Barrett            03  Richard L. Brenan
04  J. Leland Brewster II      05  Phillip R. Cox             06  H. Jerome Lerner        [ ]          [ ]        [ ]
07  Donald C. Siekmann         08  Robert E. Stautberg        09  John P. Zanotti


To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee's number and name in the space provided below.


------------------------------------------------------

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.